UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2013

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Capital Innovations Global Agri, Timber, Infrastructure Fund
Class A Shares (INNAX)
Class C Shares (INNCX)
Institutional Class Shares (INNNX)

ANNUAL REPORT
November 30, 2013

Capital Innovations Global Agri, Timber, Infrastructure Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Expense Example	28

This report and the financial statements contained herein are provided for the general information of the shareholders of the Capital Innovations Global Agri, Timber, Infrastructure Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

www.capinnovationsfund.com

January 15, 2014

Dear Shareholders:

We are pleased to present the Capital Innovations Global Agri, Timber, Infrastructure Fund’s (“the Fund”) Annual Report covering the period from December 1, 2012 through November 30th, 2013.

The Fund’s no load Institutional share class (INNNX) returned 15.15% net of expenses for the one-year period ending November 30th, 2013.   For the same respective time period, this can be compared to returns of the following indexes (without deduction for fees, expenses or taxes):  the Standard & Poors (“S&P”) Global Natural Resources Sector Index 1.37%; the S&P Global Agribusiness Equity Index 14.44%; the S&P Global Timber and Forestry Index 21.42%; and the S&P Global Infrastructure Total Return Index 15.96%.

As of November 30, 2013, the Fund invested 36.54% of net assets in Infrastructure holdings, 32.31% of net assets in Timber holdings and 26.30% in Agribusiness holdings.  Timber and Infrastructure holdings dominated as positive contributors to performance for the annual period. Agribusiness equity holdings provided the least contribution to performance during this annual period. In accordance with the Fund prospectus, we maintain the allocations to Global Infrastructure, Global Timber and Global Agribusiness holdings within specified ranges, although actual allocations may vary at any time and may move and remain outside of these ranges (although each allocation will not be less than 25%) due to market movements, cash flows into or out of the Fund and other factors.

The Fund’s fiscal year commenced on December 1st, 2012 and at that time, we expected that unresolved fiscal problems in the U.S., developments in Europe, and uneven global growth would continue to drive volatility in global markets stocks in the coming months. Although U.S. lawmakers skirted the fiscal cliff in January 2013, they still had to negotiate across-the-board spending cuts and an agreement to raise the nation's debt ceiling, raising the specter of more political uncertainty in the coming months. These factors impacted the infrastructure sector in the first quarter of 2013, and resulted in the Fund’s bottom contributors including three infrastructure holdings:  CNOOC Ltd., China Mobile Ltd., and Total S.A. On the flip side, timber holdings began a very strong year in the first quarter with top contributors to Fund performance including:  Weyerhaueser Company and Plum Creek Timber Company Inc. Our longer-term outlook for developed markets at the end of first quarter remained bullish, in part because corporations continued to strengthen their balance sheets.

Second quarter of 2013 brought continued improvement in the U.S. economy, driven by labor market resilience and a housing recovery, while fiscal concerns continued to abate. The equity markets rotation into more economically sensitive sectors and away from high dividend, defensive, less cyclical equity sectors picked up momentum in the month of May. A further decoupling of the U.S. equity market and world equity markets continued in June following the mid-May 2013 comments from Federal Reserve Chairman Bernanke. U.S. interest rates increased further in June, gold plunged, the U.S. dollar strengthened, emerging market equities weakened, and U.S. leading economic indicators continued to improve. During the quarter, commodities in particular underperformed equities, and raised questions about the pace of growth. With this backdrop, we continued to see strength in the Fund’s timber holdings with top contributing holdings including KapStone Paper and Packing Corporation and Rock-Tenn Company. Within infrastructure, energy holdings benefitted Fund performance. Agribusiness focused securities came under pressure during this time due to the extreme weather in the U.S. cornbelt with drought giving way to excess moisture and flooding in the spring. Near-record rains during planting season and cooler than average weather impacted the short-term outlook for Agribusiness companies. With overall volatility in global equity markets during second quarter, the Fund limited downside and maintained a positive return year-to-date as of June 30, 2013.

Throughout the third and fourth quarter of 2013, we positioned the portfolio around the following themes:  Yield, Growth and Quality.  We viewed investment yield being scarce, and would likely remain so as the U.S. Fed keeps rates at (or near) zero through mid-2015.  We saw global economic growth sluggish and sporadic, and would likely remain so until deleveraging ends. Our quality analysis concluded strong balance sheets were likely to be favored over low quality balance sheets – at least until the financial system healed and credit creation resumes.

During 2013, the United States experienced tentative signs of economic growth, receding risks, plentiful (nearly free) liquidity, and financial markets on an upward streak. What was not to like about the investment landscape at the end of 2013?

Looking forward to the beginning of 2014, our base case assumes low interest rates for longer periods, with subdued growth and loose financial conditions.   Our bull case involves a return toward pre-crisis growth rates while financial conditions tighten gradually. Our bear case has assets re-price and volatility rise as imbalances snap. We believe that the base case is most probable.

When monetary policy is easy, that usually means the nation’s central bank is trying to stimulate economic growth by lowering short-term interest rates—making it less expensive for businesses and investors to borrow—and boosting the amount of money in circulation. Increasing the money supply, however, tends to weaken the nation’s currency, all things being equal. A weaker currency—which, in turn, raises import prices—has historically induced inflation since people need more dollars to buy goods that are imported from other countries.

Skeptics may argue that global stocks are no longer cheap, as say a couple of years ago. But compared with bonds, equity valuations are still a bargain. And while U.S. equities are relatively higher prices, non-U.S. equities remain much cheaper, especially in emerging markets.

Given low interest rates and cyclical potential, valuations remain attractive in many developed markets such as France, Germany, United Kingdom, Australia, and Canada.  Valuations remain appealing in some Emerging Market (“EM”) countries as talk of “taper” drove EM currencies down.

We believe that overall 2014 can be an attractive investment environment for Real Asset equities provided they are poised to benefit from stronger global growth and a rise in inflationary pressures.  Globally listed equities in the agribusiness, timber, and infrastructure sectors have the potential to benefit from such factors.

Agribusiness Outlook:

Agribusiness is an industry whose fortunes are being shaped by a set of pervasive, long-term economic, demographic and technological forces that will gather momentum irrespective of the shifts in the global business cycle.  One of the most powerful megatrends at play in agriculture is the expansion of the middle class in the emerging world. Of particular relevance for the agriculture industry is that as households make the transition from working to middle class, their consumption patterns undergo profound changes. Chief among these changes is the addition of meat to diets. Such trends can be expected to boost the long-term earnings prospects of a wide range of agriculture companies. The sector is also in the midst of a technological revolution – a wave of innovation that is increasing the efficiency of farming worldwide. There are many firms that are playing a role in this transition – and they potentially present attractive opportunities for investors. These include companies that specialize in the manufacture of technologically-advanced farm machinery that cut waste and those involved in the development of better pest and disease control products. Also, with the more efficient use of fertilizer, a key determinant of higher crop yields, low-cost producers of nitrogen, phosphate and potash – the major components of fertilizer – offer attractive investment potential.

The planet’s growing population, combined with pressure on a limited supply of agricultural land from competing uses such as urban sprawl, industrial complexes, and forestry, is leading to a decrease in the amount of arable land available per person.  The agribusiness sector will continue to be instrumental in satisfying the long term demands for improved diets, higher protein consumption and making limited farmland as productive as possible.

Timber Outlook:

From our analysis, we forecast North American lumber prices to rise in 2014 and 2015.  Our five-year outlook shows that tighter supply and increased demand in wood products are now taking hold, with the full impact still two or more years away. Timberland valuations, as implied by equity prices, remain compelling, at 15-30% below the prices of comparable assets on the private equity market. A revaluation of the forest assets of listed companies is under way, following a large deal in June 2013, when Weyerhaeuser bought 600,000 acres of Pacific North West timberlands for more than USD 4,100 per acre - well above any number we had seen prior to this. An ongoing housing recovery will continue to benefit companies exposed to the forest value chain.

Infrastructure Outlook:

The Fund remains cautious in terms of its exposure to continental European utilities. However, valuations in regulated names have become more attractive in both Europe and the United States, where we are adding selectively. We have observed positive trends in European Purchasing Managers' Indexes (“PMI”), which should lead to increased transportation demand. We remain optimistic on European infrastructure through exposure to firms operating toll road and airport operators. We also expect positive growth momentum in China over the near term, driven by improvement in infrastructure spending, real estate construction activities, and improving exports. Overall, the strategy continues to overweight infrastructure and underweight utilities and maintains a healthy exposure to emerging markets.

Summary:

Overall we believe that success in global investing for 2014 will be tied to stronger global growth and a potential rise in inflationary pressures.  In closing, Capital Innovations was pleased with overall performance of the Fund in 2013.

We believe the Fund is well positioned to take advantage of the enduring and fundamental needs of today’s global population – Food, Forest and Fuel.  We are hopeful that shareholders will be rewarded for their patience over the coming years.

We value your trust and confidence in the Fund, and thank you for your support.

Sincerely,

Michael D. Underhill	Susan L. Dambekaln
Chief Investment Officer	Portfolio Manager
Capital Innovations, LLC	Capital Innovations, LLC

IMPORTANT RISKS AND DISCLOSURES:

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.  This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report.  All current and future holdings are subject to risk and to change.  To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus.  The Fund’s concentration in the infrastructure, timber, and agribusiness industries may present more risks than if the portfolio were broadly diversified over numerous industries, and the factors affecting the companies in each industry may have a significant effect on the Fund’s performance. The Fund invests in foreign securities, which may be more volatile than securities of the U.S. because of economic and social conditions abroad, political developments, changes in the regulatory environment of foreign countries, changes in exchange rates and global interest rates. The Fund invests in Master Limited Partnerships (MLPs), which involve additional risks including, but not limited to, regulatory risk and tax risk. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities. Accordingly, the Fund may not be suitable for all investors.

The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors:  agribusiness, energy, and metals & mining. The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure, the index includes three distinct infrastructure clusters: utilities, transportation, and energy.  The S&P Global Agribusiness Index includes 24 of the largest publicly-traded agribusiness companies from around the world. The index is comprised of a diversified mix of producers, distributors & processors and equipment & materials suppliers companies.  The S&P Global Timber & Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management or the upstream supply chain of forests and timberlands. These may be forest products companies, timber REITs, paper products companies, paper packaging companies, or agricultural product companies that are engaged in the ownership, management or the upstream supply chain of forests and timberlands.  One cannot invest in an index.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FUND PERFORMANCE at November 30, 2013 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class, made at its inception, with a similar investment in the S&P Global Natural Resources Index,  the S&P Global Agribusiness Index, the S&P Global Timber and Forestry Index, and the S&P Global Infrastructure Index.  Results include the reinvestment of all dividends and capital gains.

The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.  The S&P Global Agribusiness Index includes 24 of the largest publicly-traded agribusiness companies from around the world.  The S&P Global Timber and Forestry Index are comprised of 25 of the largest publicly traded companies engaged in the ownership, management of the upstream supply chain of forests and timberlands.  The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe.  These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2013	1 Year	Since Inception (09/28/12)
Before deducting maximum sales charge
Class A¹	14.98%	12.83%
Class C²	14.03%	11.95%
Institutional Class³	15.15%	13.07%
After deducting maximum sales charge
Class A¹	8.38%	7.28%
Class C²	13.03%	11.95%
S&P Global Natural Resources Sector Index	1.37%	-0.19%
S&P Global Agribusiness Equity Index	14.44%	13.61%
S&P Global Timber & Forestry Index	21.42%	22.90%
S&P Global Infrastructure Index	15.96%	13.67%

The performance date quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 990-9950.

Gross and Net Expense Ratios for Class A shares are 122.35% and 1.60% respectively, for the Class C shares are 123.10% and 2.35% respectively, and for the Institutional Class shares are 122.10% and 1.35% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until March 31, 2014.

¹
Maximum sales charge for Class A shares is 5.75%.  No initial sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

²	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2013

Number of Shares		Value

	COMMON STOCKS – 98.0%
	AGRIBUSINESS – 28.6%
	AGRICULTURE – 4.3%
10,828	Adecoagro S.A.*	$90,522
3,750	Archer-Daniels-Midland Co.	150,937
3,346	Bunge Ltd.	268,082
		509,541

	CHEMICALS – 16.2%
3,071	Agrium, Inc.	276,605
1,470	CF Industries Holdings, Inc.	319,549
10,220	CVR Partners LP	179,157
2,480	EI du Pont de Nemours & Co.	152,222
2,591	Monsanto Co.	293,638
4,246	Mosaic Co.	203,383
5,115	Potash Corp. of Saskatchewan, Inc.	161,890
2,779	Syngenta A.G. - ADR	217,901
674	Terra Nitrogen Co. LP	105,326
		1,909,671

	ENERGY-ALTERNATE SOURCES – 0.5%
6,700	Solazyme, Inc.*	60,032

	FOOD – 6.8%
7,310	BRF - Brasil Foods S.A. - ADR	162,282
2,530	Calavo Growers, Inc.	78,000
11,511	Cosan Ltd.	172,435
2,117	Ingredion, Inc.	146,412
3,370	Nestle S.A. - ADR ADR	246,380
		805,509

	MACHINERY-DIVERSIFIED – 0.8%
1,103	Deere & Co.	92,917
		3,377,670

	INFRASTRUCTURE – 36.5%
	CHEMICALS – 1.0%
2,346	Sasol Ltd. - ADR	116,221

	ELECTRIC – 0.4%
3,440	Enersis S.A. - ADR	53,802

	ENGINEERING & CONSTRUCTION – 0.7%
647	Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR ADR	87,041

	ENVIRONMENTAL CONTROL – 0.4%
1,036	Waste Management, Inc.	47,325

	GAS – 0.7%
1,320	National Grid PLC - ADR	83,635

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	INFRASTRUCTURE (Continued)
	OIL & GAS – 8.6%
6,498	Chesapeake Energy Corp.	$174,601
742	CNOOC Ltd. - ADR	151,873
4,110	Ecopetrol S.A. - ADR ADR	167,811
1,850	Lukoil OAO - ADR	115,107
16,157	Talisman Energy, Inc.	190,814
1,924	Total S.A. - ADR	116,056
1,918	Transocean Ltd.	96,629
		1,012,891

	PIPELINES – 11.9%
8,838	Crosstex Energy LP	235,444
2,820	Enbridge, Inc.	116,579
1,720	Enterprise Products Partners LP	108,308
2,710	Genesis Energy LP	140,595
2,100	Kinder Morgan Energy Partners LP	172,137
2,565	MarkWest Energy Partners LP	177,164
1,854	Plains All American Pipeline LP	95,611
2,000	Tesoro Logistics LP	102,500
3,133	TransCanada Corp.	139,074
3,321	Williams Cos., Inc.	116,966
		1,404,378

	REITS – 1.1%
1,626	American Tower Corp.	126,454

	TELECOMMUNICATIONS – 8.1%
3,845	China Mobile Ltd. - ADR	208,553
4,897	Chunghwa Telecom Co., Ltd. - ADR	152,395
3,224	Mobile Telesystems OJSC - ADR	67,962
4,140	MTN Group Ltd. - ADR	81,434
3,750	Nippon Telegraph & Telephone Corp. - ADR	94,612
9,578	Orange S.A. - ADR ADR	124,322
785	Philippine Long Distance Telephone Co. - ADR ADR	49,086
172	SBA Communications Corp. - Class A*	14,649
4,610	Telefonica S.A. - ADR	75,742
2,530	Vodafone Group PLC - ADR	93,838
		962,593

	TRANSPORTATION – 2.5%
3,500	Guangshen Railway Co., Ltd. - ADR	86,205
9,781	Navios Maritime Partners LP	164,419
2,083	Seaspan Corp.	45,409
		296,033

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	INFRASTRUCTURE (Continued)
	TRUCKING & LEASING – 1.1%
2,310	TAL International Group, Inc.	$126,218

	WATER – 0.0%
213	Veolia Environnement S.A. - ADR	3,429
		4,320,020

	TIMBER – 32.9%
	BUILDING MATERIALS – 3.6%
5,438	Boise Cascade Co.*	139,539
8,069	Louisiana-Pacific Corp.*	132,332
2,856	Universal Forest Products, Inc.	148,426
		420,297

	FOREST PRODUCTS & PAPER – 14.4%
1,813	Deltic Timber Corp.	114,237
2,770	Domtar Corp.	236,863
10,763	Fibria Celulose S.A. - ADR*	129,909
8,400	International Forest Products Ltd. - Class A*	97,312
6,496	International Paper Co.	303,038
6,090	KapStone Paper and Packaging Corp.	324,475
5,328	MeadWestvaco Corp.	187,066
3,733	PH Glatfelter Co.	104,487
135	Pope Resources, Inc. LP	9,010
2,290	West Fraser Timber Co., Ltd.	202,148
		1,708,545

	PACKAGING & CONTAINERS – 6.4%
3,507	Greif, Inc. - Class A	192,709
4,373	Packaging Corp. of America	267,890
3,076	Rock-Tenn Co. - Class A	290,436
		751,035

	REITS – 8.5%
5,163	Plum Creek Timber Co., Inc.	225,830
4,830	Potlatch Corp.	192,475
5,763	Rayonier, Inc.	254,206
11,082	Weyerhaeuser Co.	333,901
		1,006,412
		3,886,289

	TOTAL COMMON STOCKS (Cost $11,104,976)	11,583,979

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2013

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 2.4%
$283,845	UMB Money Market Fiduciary, 0.01%1	$283,845

	TOTAL SHORT-TERM INVESTMENTS (Cost $283,845)	283,845

	TOTAL INVESTMENTS – 100.4% (Cost $11,388,821)	11,867,824
	Liabilities in Excess of Other Assets – (0.4)%	(43,924)

	TOTAL NET ASSETS – 100.0%	$11,823,900

ADR – American Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Global Agri, Timber, Infrastructure Fund
SUMMARY OF INVESTMENTS
As of November 30, 2013

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Chemicals	17.2%
Forest Products & Paper	14.4%
Pipelines	11.9%
REITS	9.6%
Oil & Gas	8.6%
Telecommunications	8.1%
Food	6.8%
Packaging & Containers	6.4%
Agriculture	4.3%
Building Materials	3.6%
Transportation	2.5%
Trucking & Leasing	1.1%
Machinery-Diversified	0.8%
Engineering & Construction	0.7%
Gas	0.7%
Energy-Alternate Sources	0.5%
Electric	0.4%
Environmental Control	0.4%
Water	0.0%
Total Common Stocks	98.0%
Short-Term Investments	2.4%
Total Investments	100.4%
Liabilities in Excess of Other Assets	(0.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2013

Assets:
Investments, at value (cost $11,388,821)	$11,867,824
Receivables:
Investment securities sold	5,121
Fund shares sold	3,171
Due from Advisor	19,433
Dividends and interest	16,386
Prepaid expenses	33,988
Total assets	11,945,923

Liabilities:
Payables:
Investment securities purchased	33,474
Fund shares redeemed	26,620
Distribution fees - Class A & Class C (Note 7)	1,796
Shareholder Servicing fees (Note 6)	691
Transfer agent fees and expenses	21,629
Auditing fees	15,774
Administration fees	7,386
Chief Compliance Officer fees	2,286
Custody fees	1,810
Fund accounting fees	933
Accrued other expenses	9,624
Total liabilities	122,023

Net Assets	$11,823,900

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$11,282,323
Accumulated net investment loss	(158)
Accumulated net realized gain on investments and foreign currency transactions	62,732
Net unrealized appreciation on investments	479,003
Net Assets	$11,823,900

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$5,569,462
Shares of benficial interest issued and outstanding	484,798
Redemption price1	11.49
Maximum sales charge (5.75% of offering price)2	0.70
Maximum offering price to public	$12.19

Class C Shares:
Net assets applicable to shares outstanding	$818,650
Shares of benficial interest issued and outstanding	71,724
Redemption price3	$11.41

Institutional Class Shares:
Net assets applicable to shares outstanding	$5,435,788
Shares of benficial interest issued and outstanding	472,478
Redemption price	$11.50

1	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of the purchase.
2	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
3	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $9,236)	$145,957
Interest	30
Total investment income	145,987

Expenses:
Transfer agent fees and expenses	93,627
Advisory fees	72,871
Administration fees	63,354
Fund accounting fees	54,630
Registration fees	48,300
Offering fees	23,291
Auditing fees	16,008
Legal fees	14,343
Chief Compliance Officer fees	14,049
Custody fees	10,154
Shareholder reporting fees	9,952
Distribution fees - Class A (Note 7)	7,291
Miscellaneous	5,670
Trustees' fees and expenses	5,391
Distribution fees - Class C (Note 7)	4,414
Shareholder Servicing fees (Note 6)	3,247
Insurance fees	853

Total expenses	447,445
Advisory fees waived	(72,871)
Other expenses absorbed	(273,392)
Net expenses	101,182
Net investment income	44,805

Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on:
Investments	48,957
Foreign currency transactions	(1,037)
Net realized gain	47,920
Net change in unrealized appreciation/depreciation on:
Investments	485,650
Foreign currency translations	(7,114)
Net change in unrealized appreciation/depreciation	478,536
Net realized and unrealized gain on investments and foreign currency	526,456

Net Increase in Net Assets from Operations	$571,261

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2013	For the Period September 28, 2012* through November 30, 2012
Increase in Net Assets from:
Operations:
Net investment income	$44,805	$243
Net realized gain on investments, foreign currency transactions and foreign	47,920	246
currency translations
Net change in unrealized appreciation/depreciation on investments	478,536	467
Net increase in net assets resulting from operations	571,261	956

Distributions to Shareholders:
From net investment income:
Class A	(10,566)	-
Class C	(264)	-
Institutional Class	(19,948)	-
Total distributions to shareholders	(30,778)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	6,040,638	13,712
Class C	801,569	7,500
Institutional Class	5,594,335	255,000
Reinvestment of distributions:
Class A	10,333	-
Class C	197	-
Institutional Class	19,889	-
Cost of shares redeemed:
Class A	(735,663)	-
Class C	(25,697)	-
Institutional Class	(699,352)	-
Net increase in net assets from capital transactions	11,006,249	276,212

Total increase in net assets	11,546,732	277,168

Net Assets:
Beginning of period	277,168	-
End of period	$11,823,900	$277,168

Accumulated net investment income (loss)	$(158)	$145

Capital Share Transactions:
Shares sold:
Class A	548,087	1,381
Class C	73,323	756
Institutional Class	508,934	25,500
Shares reinvested:
Class A	943	-
Class C	19	-
Institutional Class	1,814	-
Shares redeemed:
Class A	(65,613)	-
Class C	(2,374)	-
Institutional Class	(63,770)	-
Net increase in net assets from capital share transactions	1,001,363	27,637

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2013	For the Period September 28, 2012* through November 30, 2012
Net asset value, beginning of period	$10.02	$10.00
Income from Investment Operations:
Net investment income1	0.07	0.01
Net realized and unrealized gain on investments	1.43	0.01
Total from investment operations	1.50	0.02

Less Distributions:
From net investment income	(0.03)	-
Total distributions	(0.03)	-

Net asset value, end of period	$11.49	$10.02

Total return 2	14.98%	0.20%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,569	$14

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	6.82%	122.35%	4
After fees waived and expenses absorbed	1.60%	1.60%	4
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(4.62%)	(120.45%)	4
After fees waived and expenses absorbed	0.60%	0.30%	4
Portfolio turnover rate	7%	3%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. If these sales charges were included total returns would be lower.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2013		For the Period September 28, 2012* through November 30, 2012
Net asset value, beginning of period	$10.01		$10.00
Income from Investment Operations:
Net investment loss1	(0.02)		(0.01)
Net realized and unrealized gain on investments	1.42		0.02
Total from investment operations	1.40		0.01

Less Distributions:
From net investment income	-	2	-
Total distributions	-		-

Net asset value, end of period	$11.41		$10.01

Total return 3	14.03%		0.10%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$819		$7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	7.57%		123.10%	5
After fees waived and expenses absorbed	2.35%		2.35%	5
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(5.37%)		(121.20%)	5
After fees waived and expenses absorbed	(0.15%)		(0.45%)	5
Portfolio turnover rate	7%		3%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge of 1.00% on any shares sold within 12 months of the date of purchase. If the sales charge was included total returns would be lower.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2013	For the Period September 28, 2012* through November 30, 2012
Net asset value, beginning of period	$10.03	$10.00
Income from Investment Operations:
Net investment income1	0.09	0.01
Net realized and unrealized gain on investments	1.43	0.02
Total from investment operations	1.52	0.03

Less Distributions:
From net investment income	(0.05)	-
Total distributions	(0.05)	-

Net asset value, end of period	$11.50	$10.03

Total return2	15.15%	0.30%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,436	$256

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	6.57%	122.10%	4
After fees waived and expenses absorbed	1.35%	1.35%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(4.37%)	(120.20%)	4
After fees waived and expenses absorbed	0.85%	0.55%	4
Portfolio turnover rate	7%	3%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Note 1 – Organization
The Capital Innovations Global Agri, Timber, Infrastructure Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to maximum total return through growth of capital, and secondarily seeks to provide current income to shareholders.  The Fund currently offers three classes of shares: Class A, Class C, and Institutional Class and commenced operations on September 28, 2012.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs.  The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2013

interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.  At November 30, 2013, the Fund did not have any forward contracts outstanding.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2013

ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Capital Innovations, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.10% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively until March 31, 2014.

For the year ended November 30, 2013, the Advisor waived all its fees and absorbed other expenses totaling $346,263.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At November 30, 2013, the amount of these potentially recoverable expenses was $401,432.  The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

2015	$ 55,169
2016	346,263

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The amount of net selling commissions and deferred sales charges from the Fund’s Class A and Class C Shares retained by the Distributor, Advisor and/or a broker-dealer affiliated with the Advisor for the year ended November 30, 2013 were as follows:

	Class A	Class C
Net Selling Commissions	$14,023	$-
Deferred Sales Charge	$-	$170

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2013

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended November 30, 2013, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2013, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$11,378,879

Gross unrealized appreciation	$975,663
Gross unrealized depreciation	(486,718)

Net unrealized appreciation on investments	$488,945

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated realized gain/loss as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 1	$ (14,330)	$ 14,329

As of November 30, 2013 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$35,788
Undistributed long-term gains	17,116
Tax accumulated earnings	52,904

Accumulated capital, other losses and partial MLP dispositions	$(272)
Net unrealized appreciation on investments	488,945
Total accumulated earnings	$541,577

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2013

The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

Distribution paid from:	2013	2012
Ordinary income	$30,778	$-
Long-term capital gains	-	-
Total distributions paid	$30,778	$-

Note 5- Investment Transactions
For the year ended November 30, 2013, purchases and sales of investments, excluding short-term investments, were $11,321,489 and $462,418, respectively.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2013 shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the A Shares and C Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC, markets the Fund shares to financial intermediaries pursuant to a selling dealer agreement.  In addition, HRC Fund Associates, LLC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s distributor.  For the year ended November 30, 2013, HRC Fund Associates, LLC did not receive any distribution fees or sales commissions.

For the year ended November 30, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2013

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$11,583,979	$-	$-	$11,583,979
Short-Term Investments	283,845	-	-	283,845
Total Investments	$11,867,824	$-	$-	$11,867,824

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2013

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights the year then ended and for the period September 28, 2012 (commencement of operations) to November 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Innovations Global Agri, Timber, Infrastructure Fund as of November 30, 2013, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period September 28, 2012 to November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2014

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended November 30, 2013, 100% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended November 30, 2013, 72.54% of the dividends to be paid from net investment income, including short term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 990-9950.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	74	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	74	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services, Inc. (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus –NICSA.	74	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	74	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present);	74	Investment Managers Series Trust II, a registered investment company.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996-present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Capital Innovations Global Agri, Timber, Infrastructure Fund
EXPENSE EXAMPLE
For the Period Ended November 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 6/1/13 to 11/30/13.

Actual Expenses
The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period 6/1/13 – 11/30/13*
Class A Shares
Actual Performance	$1,000.00	$1,055.00	$8.24
Hypothetical (5% annual return before expenses)	1,000.00	1,017.07	8.09
Class C Shares
Actual Performance	1,000.00	1,050.10	12.08
Hypothetical (5% annual return before expenses)	1,000.00	1,013.27	11.86
Institutional Share Class
Actual Performance	1,000.00	1,055.70	6.96
Hypothetical (5% annual return before expenses)	1,000.00	1,018.27	6.83

*
Expenses are equal to the Fund’s annualized expense ratio of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Capital Innovations Global Agri, Timber, Infrastructure Fund
a series of the Investment Managers Series Trust

Advisor
Liberty Street Advisors, Inc.
125 Maiden Lane, 6th Floor
New York, New York 10038

Sub-Advisor
Capital Innovations, LLC
325 Forest Grove Drive, Suite 100,
Pewaukee, WI 53072

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 10th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Capital Innovations Global Agri, Timber, Infrastructure Funds Class A Shares	INNAX	461 418 139
Capital Innovations Global Agri, Timber, Infrastructure Funds Class C Shares	INNCX	461 418 121
Capital Innovations Global Agri, Timber, Infrastructure Funds Institutional Class Shares	INNNX	461 418 113

Privacy Principles of the Capital Innovations Global Agri, Timber, Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Capital Innovations Global Agri, Timber, Infrastructure Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 990-9950, on the Fund’s website at http://www.capinnovationsfund.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 990-9950 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (888) 990-9950. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Capital Innovations Global Agri, Timber, Infrastructure Fund
P.O. Box 2175
Milwaukee, WI  53201
Toll Free: (888) 990-9950

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-990-9950.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2013	FYE 11/30/2012
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2013	FYE 11/30/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/6/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/6/14